                    Wellington Management Company, llp
                    Wellington Trust Company, na
                    Wellington Management International Ltd
                    Wellington International Management Company Pte Ltd.
                    Wellington Global Investment Management Ltd

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MESSAGE FROM OUR    "THE REPUTATION OF A THOUSAND YEARS MAY BE DETERMINED BY THE
CEO                 CONDUCT OF ONE HOUR." ANCIENT JAPANESE PROVERB

                    We have said it time and again in our Goals, Strategy and
                    Culture statement, "We exist for our clients and are driven by their needs." Wellington Management's reputation is built on this principle. We know that our reputation is our most valuable asset as that reputation attracts clients and
                    promotes their trust and confidence in our firm's
                    capabilities. We entrust our clients' interests and the
                    firm's reputation every day to each Wellington Management
                    employee around the world. Each of us must take constant
                    care that our actions fully meet our duties as fiduciaries for our clients. Our clients' interests must always come
                    first; they cannot and will not be compromised.

                    We have learned through many experiences, that when we put our clients first, we are doing the right thing. If our
                    standards slip, or our focus wanes, we risk the loss of
                    everything we have worked so hard to build together over the years.

                    It is important that we all remember "client, firm, person"
                    is our most fundamental guiding principle. This high ethical standard is embodied in our Code of Ethics. The heart of the
                    Code of Ethics goes to our obligation to remain vigilant in protecting the interests of our clients above our own. We
                    encourage you to become familiar with all facets of the Code and trust that you will embrace and comply with both the
                    letter and the spirit of the Code.

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                    Wellington Management Company, llp
                    Wellington Trust Company, na
                    Wellington Management International Ltd
                    Wellington International Management Company Pte Ltd.
                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

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TABLE OF CONTENTS   Standards of Conduct                                                      4
                    Ethical Considerations Regarding Confidentiality                          5
                    Ethical Considerations Regarding Open-end Mutual Fund Transactions        5
                    Policy on Personal Securities Transactions                                6
                        Covered Accounts                                                      6
                        Transactions Subject to Pre-clearance and Reporting                   8
                        Requesting Pre-clearance                                              8
                        Restrictions on Covered Transactions and Other Restrictions           9
                            Blackout Periods                                                  9
                            Short Term Trading                                                10
                            Securities of Brokerage Firms                                     11
                            Short Sales, Options and Margin Transactions                      11
                            Derivatives                                                       11
                            Initial Public Offerings ("IPOs")                                 12
                            Private Placements                                                12
                            ETFs and HOLDRs                                                   12
                        Transactions Subject to Reporting Only                                12
                            Transactions Exempt from Pre-clearance and Reporting              13
                    Exemptive Procedure for Personal Trading                                  14
                    Reporting and Certification Requirements                                  14
                        Initial Holdings Report                                               15
                        Duplicate Brokerage Confirmations and Statements                      15
                        Duplicate Annual Statements for Wellington Managed Funds              16
                        Quarterly Reporting of Transactions and Brokerage Accounts            16
                        Annual Holdings Report                                                17
                        Quarterly Certifications                                              17
                        Annual Certifications                                                 18
                        Review of Reports and Additional Requests                             18
                    Gifts, Travel and Entertainment Opportunities and Sensitive Payments      18
                        General Principles                                                    18
                        Accepting Gifts                                                       19
                        Accepting Travel and Entertainment Opportunities and Tickets          19
                        Solicitation of Gifts, Contributions, or Sponsorships                 21
                        Giving Gifts (other than Entertainment Opportunities)                 22
                        Giving Entertainment Opportunities                                    22
                        Sensitive Payments                                                    23
                    Other Activities                                                          23
                    Violations of the Code of Ethics                                          24

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                    Wellington Management International Ltd
                    Wellington International Management Company Pte Ltd.
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TABLE OF CONTENTS   APPENDIX A - APPROVED EXCHANGE TRADED FUNDS
                    APPENDIX B - QUICK REFERENCE TABLE FOR PERSONAL SECURITIES
                                 TRANSACTIONS
                    APPENDIX C - QUICK REFERENCE TABLE FOR GIFTS AND
                                 ENTERTAINMENT

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                    Wellington Trust Company, na
                    Wellington Management International Ltd
                    Wellington International Management Company Pte Ltd.
                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

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STANDARDS OF        Wellington Management Company, LLP and its affiliates
CONDUCT             ("Wellington Management") have a fiduciary duty to
                    investment company and investment counseling clients that
                    requires each Employee to act solely for the benefit of
                    clients. As a firm and as individuals, our conduct
                    (including our personal trading) must recognize that the
                    firm's clients always come first and that we must avoid any abuse of our positions of trust and responsibility.

                    Each Employee is expected to adhere to the highest standard of professional and ethical conduct and should be sensitive to situations that may give rise to an actual conflict or
                    the appearance of a conflict with our clients' interests, or have the potential to cause damage to the firm's reputation.
                    To this end, each Employee must act with integrity, honesty, dignity and in a highly ethical manner. Each Employee is
                    also required to comply with all applicable securities laws.
                    Moreover, each Employee must exercise reasonable care and
                    professional judgment to avoid engaging in actions that put the image of the firm or its reputation at risk. While it is not possible to anticipate all instances of potential
                    conflict or unprofessional conduct, the standard is clear.

                    This Code of Ethics (the "Code") recognizes that our
                    fiduciary obligation extends across all of our affiliates, satisfies our regulatory obligations and sets forth the
                    policy regarding Employee conduct in those situations in
                    which conflicts with our clients' interests are most likely to develop. ALL EMPLOYEES ARE SUBJECT TO THIS CODE AND
                    ADHERENCE TO THE CODE IS A BASIC CONDITION OF EMPLOYMENT. IF
                    AN EMPLOYEE HAS ANY DOUBT AS TO THE APPROPRIATENESS OF ANY
                    ACTIVITY, BELIEVES THAT HE OR SHE HAS VIOLATED THE CODE, OR
                    BECOMES AWARE OF A VIOLATION OF THE CODE BY ANOTHER
                    EMPLOYEE, HE OR SHE SHOULD CONSULT TRACY SOEHLE, OUR GLOBAL
                    COMPLIANCE MANAGER, AT 617.790.8149, SELWYN NOTELOVITZ, OUR
                    CHIEF COMPLIANCE OFFICER AT 617.790.8524, CYNTHIA CLARKE,
                    OUR GENERAL COUNSEL AT 617.790.7426, OR LORRAINE KEADY, THE
                    CHAIR OF THE ETHICS COMMITTEE AT 617.951.5020.

                    The Code reflects the requirements of United States law,
                    Rule 17j-1 of the Investment Company Act of 1940, as amended on August 31, 2004, and Rule 204A-1 under the Investment
                    Advisers Act of 1940. The term "Employee" for purposes of
                    this Code, includes all Partners and employees worldwide
                    (including temporary personnel compensated directly by
                    Wellington Management and other temporary personnel to the extent that their tenure with Wellington Management exceeds
                    90 days).

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                    Wellington Trust Company, na
                    Wellington Management International Ltd
                    Wellington International Management Company Pte Ltd.
                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

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ETHICAL             CONFIDENTIALITY IS A CORNERSTONE OF WELLINGTON MANAGEMENT'S
CONSIDERATIONS      FIDUCIARY OBLIGATION TO ITS CLIENTS AS WELL AS AN IMPORTANT
REGARDING           PART OF THE FIRM'S CULTURE.
CONFIDENTIALITY

                    Use and Disclosure of Information
                    Information acquired in connection with employment by the
                    organization, including information regarding actual or
                    contemplated investment decisions, portfolio composition,
                    research, research recommendations, firm activities, or
                    client interests, is confidential and may not be used in any way that might be contrary to, or in conflict with the
                    interests of clients or the firm. Employees are reminded
                    that certain clients have specifically required their
                    relationship with our firm to be treated confidentially.

                    Specific reference is made to the firm's Portfolio Holdings
                    Disclosure Policy and Procedures, accessible on the
                    Wellington Management intranet, which addresses the
                    appropriate and authorized disclosure of a client's
                    portfolio holdings.

                    "Inside Information"
                    Specific reference is made to the firm's Statement of Policy on the Receipt and Use of Material, Non-Public Information
                    (i.e., "inside information"), accessible on the Wellington
                    Management intranet, which applies to personal securities
                    transactions as well as to client transactions.
------------------  ------------------------------------------------------------
ETHICAL             Wellington Management requires that an Employee engaging in
CONSIDERATIONS      mutual fund investments ensure that all investments in
REGARDING OPEN-END  open-end mutual funds comply with the funds' rules regarding
MUTUAL FUND         purchases, redemptions, and exchanges.
TRANSACTIONS
                    Wellington Management has a fiduciary relationship with the mutual funds and variable insurance portfolios for which it serves as investment adviser or sub-adviser, including funds organized outside the US ("Wellington Managed Funds").
                    Accordingly, an Employee may not engage in any activity in
                    Wellington Managed Funds that might be perceived as contrary to or in conflict with the interests of such funds or their shareholders.

                    The Code's personal trading reporting requirements extend to transactions and holdings in Wellington Managed Funds
                    (excluding money market funds). A complete list of the
                    Wellington Managed Funds is available to Employees via the
                    Wellington Management intranet. Please refer to "Reporting and Certification Requirements" for further details.

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POLICY ON PERSONAL  All Employees are required to clear their personal
SECURITIES          securities transactions (as defined below) prior to
TRANSACTIONS        execution, report their transactions and holdings
                    periodically, and refrain from transacting either in certain types of securities or during certain blackout periods as
                    described in more detail in this section.

                    EMPLOYEES SHOULD NOTE THAT WELLINGTON MANAGEMENT'S POLICIES
                    AND PROCEDURES WITH RESPECT TO PERSONAL SECURITIES
                    TRANSACTIONS ALSO APPLY TO TRANSACTIONS BY A SPOUSE,
                    DOMESTIC PARTNER, CHILD OR OTHER IMMEDIATE FAMILY MEMBER
                    RESIDING IN THE SAME HOUSEHOLD AS THE EMPLOYEE.

                    COVERED ACCOUNTS

                    Definition of "Personal Securities Transactions"
                    A personal securities transaction is a transaction in which an Employee has a beneficial interest.

                    Definition of "Beneficial Interest"
                    An Employee is considered to have a beneficial interest in any transaction in which the Employee has the opportunity to directly or indirectly profit or share in the profit derived from the securities transacted. An Employee is presumed to have a beneficial interest in, and therefore an obligation to pre-clear and report, the following:

                    1
                    Securities owned by an Employee in his or her name.

                    2
                    Securities owned by an individual Employee indirectly
                    through an account or investment vehicle for his or her
                    benefit, such as an IRA, family trust or family partnership.

                    3
                    Securities owned in which the Employee has a joint ownership interest, such as property owned in a joint brokerage
                    account.

                    4
                    Securities in which a member of the Employee's immediate
                    family (e.g., spouse, domestic partner, minor children and other dependent relatives) has a direct,

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                    indirect or joint ownership interest if the immediate family member resides in the same household as the Employee.

                    5
                    Securities owned by trusts, private foundations or other
                    charitable accounts for which the Employee has investment
                    discretion (other than client accounts of the firm).

                    If an Employee believes that he or she does not have a
                    beneficial interest in the securities listed above, the
                    Employee should provide the Global Compliance Group (the
                    "Compliance Group") with satisfactory documentation that the
                    Employee has no beneficial interest in the security and
                    exercises no control over investment decisions made
                    regarding the security (see "Exceptions" below). Any
                    question as to whether an Employee has a beneficial interest in a transaction, and therefore an obligation to pre-clear and report the transaction, should be directed to the
                    Compliance Group.

                    Exceptions
                    If an Employee has a beneficial interest in an account which the Employee feels should not be subject to the Code's
                    pre-clearance and reporting requirements, the Employee
                    should submit a written request for clarification or an
                    exemption to the Global Compliance Manager. The request
                    should name the account, describe the nature of the
                    Employee's interest in the account, the person or firm
                    responsible for managing the account, and the basis upon
                    which the exemption is being claimed. Requests will be
                    considered on a case-by-case basis. An example of a
                    situation where grounds for an exemption may be present is an account in which the Employee has no influence or control
                    (e.g., the Employee has a professionally managed account
                    over which the Employee has given up discretion.

                    In all transactions involving such an account an Employee
                    should, however, conform to the spirit of the Code and avoid any activity which might appear to conflict with the
                    interests of the firm's clients, or with the Employee's
                    position within Wellington Management. In this regard,
                    please refer to the "Ethical Considerations Regarding
                    Confidentiality" section of this Code.

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                    Wellington International Management Company Pte Ltd.
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                    CODE OF ETHICS

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                    TRANSACTIONS SUBJECT TO PRE-CLEARANCE AND REPORTING "COVERED
                    TRANSACTIONS"

                    ALL EMPLOYEES MUST CLEAR THEIR PERSONAL SECURITIES
                    TRANSACTIONS PRIOR TO EXECUTION, EXCEPT AS SPECIFICALLY
                    EXEMPTED IN SUBSEQUENT SECTIONS OF THE CODE. CLEARANCE FOR
                    PERSONAL SECURITIES TRANSACTIONS FOR PUBLICLY TRADED
                    SECURITIES WILL BE IN EFFECT FOR 24 HOURS FROM THE TIME OF
                    APPROVAL. TRANSACTIONS IN THE FOLLOWING SECURITIES ARE
                    "COVERED TRANSACTIONS" AND THEREFORE MUST BE PRE-CLEARED AND
                    REPORTED:
                    o    bonds (including municipal bonds)
                    o    stock (including shares of closed-end funds and funds
                         organized outside the US that have a structure similar
                         to that of closed-end funds)
                    o    exchange-traded funds not listed on Appendix A
                    o    notes
                    o    convertibles
                    o    preferreds
                    o    ADRs
                    o    single stock futures
                    o    limited partnership and limited liability company
                         interests (for example, hedge funds not sponsored by
                         Wellington Management or an affiliate)
                    o    options on securities
                    o    warrants, rights, etc., whether publicly traded or
                         privately placed

                    See Appendix B for a summary of securities subject to
                    pre-clearance and reporting, securities subject to reporting only, and securities exempt from pre-clearance and
                    reporting.
                    ------------------------------------------------------------
                    REQUESTING PRE-CLEARANCE

                    Pre-clearance for Covered Transactions must be obtained by submitting a request via the intranet-based Code of Ethics
                    Compliance System ("COEC"). Approval must be obtained prior to placing the trade with a broker. An Employee is
                    responsible for ensuring that the proposed transaction does not violate Wellington Management's policies or applicable securities laws and regulations by virtue of the Employee's responsibilities at Wellington Management or the information that he or she may possess about the securities or the
                    issuer. The Compliance Group will maintain confidential
                    records of all requests for approval. Covered Transactions offered through a participation in a private placement
                    (including both securities and partnership interests) are

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                    subject to special clearance by the Chief Compliance Officer or the General Counsel or their designees, and the clearance will remain in effect for a reasonable period thereafter,
                    not to exceed 90 days (See, "Private Placements").

                    An Employee wishing to seek an exemption from the
                    pre-clearance requirement for a security or instrument not covered by an exception (see below) that has similar
                    characteristics to an excepted security or transaction
                    should submit a request in writing to the Global Compliance
                    Manager.

                    ------------------------------------------------------------
                    RESTRICTIONS ON COVERED TRANSACTIONS AND OTHER RESTRICTIONS
                    ON PERSONAL TRADING

                    Covered Transactions are restricted and will be denied
                    pre-clearance under the circumstances described below.
                    Please note that the following restrictions on Covered
                    Transactions apply equally to the Covered Transaction and to instruments related to the Covered Transaction. A related
                    instrument is any security or instrument issued by the same entity as the issuer of the Covered Transaction, including options, rights, warrants, preferred stock, bonds and other obligations of that issuer or instruments otherwise
                    convertible into securities of that issuer.

                    THE RESTRICTIONS AND BLACKOUT PERIODS PRESCRIBED BELOW ARE
                    DESIGNED TO AVOID CONFLICT WITH OUR CLIENTS' INTERESTS.
                    HOWEVER, PATTERNS OF TRADING THAT MEET THE LETTER OF THE
                    RESTRICTIONS BUT ARE INTENDED TO CIRCUMVENT THE RESTRICTIONS
                    ARE ALSO PROHIBITED. IT IS EXPECTED THAT EMPLOYEES WILL
                    COMPLY WITH THE RESTRICTIONS BELOW IN GOOD FAITH AND CONDUCT
                    THEIR PERSONAL SECURITIES TRANSACTIONS IN KEEPING WITH THE
                    INTENDED PURPOSE OF THIS CODE.

                    1
                    Blackout Periods
                    No Employee may engage in Covered Transactions involving
                    securities or instruments which the Employee knows are
                    actively contemplated for transactions on behalf of clients, even though no buy or sell orders have been placed. This
                    restriction applies from the moment that an Employee has
                    been informed in any fashion that any Portfolio Manager
                    intends to purchase or sell a specific security or
                    instrument. This is a particularly sensitive area and one in which each Employee must exercise caution to avoid actions which, to his or her knowledge, are in conflict or in
                    competition with the interests of clients.

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                    Wellington Management International Ltd
                    Wellington International Management Company Pte Ltd.
                    Wellington Global Investment Management Ltd

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                    Employee Blackout Periods
                    An Employee will be denied pre-clearance for Covered
                    Transactions that are:
                    o    being bought or sold on behalf of clients until one
                         trading day after such buying or selling is completed
                         or canceled;
                    o    the subject of a new or changed action recommendation
                         from a research analyst until 10 business days
                         following the issuance of such recommendation;
                    o    the subject of a re-issued but unchanged recommendation
                         from a research analyst until 2 business days following
                         re-issuance of the recommendation.

                    Portfolio Manager Additional Blackout Period
                    In addition to the above, an Employee who is a Portfolio
                    Manager may not engage in a personal transaction involving any security for 7 calendar days prior to, and 7 calendar
                    days following, a transaction in the same security for a
                    client account managed by that Portfolio Manager without a special exemption. See "Exemptive Procedures for Personal
                    Trading" below.

                    Portfolio Managers include all designated portfolio managers and other investment professionals that have portfolio
                    management responsibilities for client accounts or who have direct authority to make investment decisions to buy or sell securities, such as investment team members and analysts
                    involved in Research Equity portfolios.

                    2
                    Short Term Trading
                    No Employee may take a "short term trading" profit with
                    respect to a Covered Transaction, which means a sale,
                    closing of a short position or expiration of an option at a gain within 60 calendar days of its purchase (beginning on trade date plus one), without a special exemption. See
                    "Exemptive Procedures for Personal Trading" on page 14. The
                    60-day trading prohibition does not apply to transactions
                    resulting in a loss.

                    An Employee engaging in mutual fund investments must ensure that all investments and transactions in open-end mutual
                    funds, including funds organized outside the US, comply with the funds' rules regarding purchases, redemptions, and
                    exchanges.

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                    3
                    Securities of Brokerage Firms
                    An Employee engaged in Global Trading and an Employee with portfolio management responsibility for client accounts may not engage in personal transactions involving any equity or debt securities of any company whose primary business is
                    that of a broker/dealer. A company is deemed to be in the
                    primary business as a broker/dealer if it derives more than
                    15 percent of its gross revenues from broker/dealer related activities.

                    4
                    Short Sales, Options and Margin Transactions
                    THE CODE STRONGLY DISCOURAGES SHORT SALES, OPTIONS AND
                    MARGIN TRANSACTIONS. Subject to pre-clearance, an Employee may engage in short sales, options and margin transactions, however, an Employee engaging in such transactions should
                    recognize the danger of being "frozen" or subject to a
                    forced close out because of the general restrictions that
                    apply to personal transactions as noted above. These types of activities are risky not only because of the nature of
                    the transactions, but also because action necessary to close out a position may become prohibited under the Code while
                    the position remains open. FOR EXAMPLE, YOU MAY NOT BE ABLE
                    TO CLOSE OUT SHORT SALES AND TRANSACTIONS IN DERIVATIVES. In
                    specific cases of hardship, an exception may be granted by the Chief Compliance Officer or the General Counsel with
                    respect to an otherwise "frozen" transaction.

                    Particular attention should be paid to margin transactions.
                    An Employee should understand that brokers of such
                    transactions generally have the authority to automatically sell securities in the Employee's brokerage account to cover a margin call. Such sale transactions will be in violation of the Code unless they are pre-cleared. An Employee
                    engaging in margin transactions should not expect that
                    exceptions will be granted after the fact for these
                    violations.

                    5
                    Derivatives
                    Transactions in derivative instruments shall be restricted in the same manner as the underlying security. An Employee engaging in derivative transactions should also recognize
                    the danger of being "frozen" or subject to a forced close
                    out because of the general restrictions that apply to
                    personal transactions as described in more detail in
                    paragraph 4 above.

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                    6
                    Initial Public Offerings ("IPOs")
                    No Employee may engage in personal transactions involving
                    the direct purchase of any security (debt or equity) in an
                    IPO (including initial offerings of closed-end funds). This restriction also includes new issues resulting from
                    spin-offs, municipal securities, and thrift conversions,
                    although in limited cases the purchase of such securities in an offering may be approved by the Chief Compliance Officer or the General Counsel upon determining that approval would not violate any policy reflected in this Code. This
                    restriction does not apply to initial offerings of open-end mutual funds, US government issues or money market
                    instruments.

                    7
                    Private Placements
                    AN EMPLOYEE MAY NOT PURCHASE SECURITIES IN A PRIVATE
                    PLACEMENT TRANSACTION (INCLUDING HEDGE FUNDS THAT ARE NOT
                    SPONSORED BY WELLINGTON MANAGEMENT OR ONE OF ITS AFFILIATES)
                    UNLESS APPROVAL OF THE CHIEF COMPLIANCE OFFICER, THE GENERAL
                    COUNSEL OR THEIR RESPECTIVE DESIGNEES HAS BEEN OBTAINED.
                    This approval will be based upon a determination that the
                    investment opportunity need not be reserved for clients,
                    that the Employee is not being offered the investment
                    opportunity due to his or her employment with Wellington
                    Management, and other relevant factors on a case-by-case
                    basis.

                    8
                    Exchange Traded Funds ("ETFs") and HOLDRs
                    AN EMPLOYEE MAY NOT TRANSACT IN HOLDRS.
                    Transactions in exchange traded funds are permitted.
                    However, transactions in exchange traded funds not listed on
                    Appendix A are Covered Transactions that must be pre-cleared and reported. Transactions in exchange traded funds listed on Appendix A are not Covered Transactions and accordingly, are not subject to pre-clearance or reporting.

                    ------------------------------------------------------------
                    TRANSACTIONS SUBJECT TO REPORTING ONLY (NO NEED TO
                    PRE-CLEAR)
                    Pre-clearance is not required, but reporting is required for transactions in:

                    1
                    Open-end mutual funds and variable insurance products that are managed by Wellington Management or any of its
                    affiliates, INCLUDING FUNDS ORGANIZED OUTSIDE THE US THAT
                    HAVE A STRUCTURE SIMILAR TO THAT OF OPEN-END MUTUAL FUNDS,

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                    if held outside of the Wellington Retirement and Pension
                    Plan ("WRPP"). A list of Wellington Managed Funds is
                    available via the Wellington Management intranet.

                    2
                    Non-volitional transactions to include:
                    o    automatic dividend reinvestment and stock purchase plan
                         acquisitions;
                    o    transactions that result from a corporate action
                         applicable to all similar security holders (such as
                         splits, tender offers, mergers, stock dividends, etc.).

                    3
                    Gift transactions to include:
                    o    gifts of securities to an Employee if the Employee has
                         no control of the timing;
                    o    gifts of securities from an Employee to an individual
                         so long as the recipient of the gift confirms in
                         writing that the recipient has no present intention to
                         sell the securities received from the Employee;
                    o    gifts of securities from an Employee to a
                         not-for-profit organization. For this purpose, a
                         not-for-profit organization includes only those trusts
                         and other entities exclusively for the benefit of one
                         or more not-for-profit organizations and does not
                         include so-called split interest trusts (no writing is
                         required);
                    o    gifts of securities from an Employee to other trusts or
                         investment vehicles, including charitable lead trusts,
                         charitable remainder trusts, family partnerships and
                         family trusts, so long as the recipient of the gift
                         confirms in writing that the recipient has no present
                         intention to sell the securities received from the
                         Employee.

                    Even if the gift of a security from an Employee does not
                    require pre-clearance under these rules, a subsequent sale of the security by the recipient of the gift must be
                    pre-cleared and reported IF the Employee is deemed to have a beneficial interest in the security (for example, if the
                    Employee has investment discretion over the recipient or the recipient is a family member living in the same house as the
                    Employee).

                    ------------------------------------------------------------
                    TRANSACTIONS EXEMPT FROM PRE-CLEARANCE AND REPORTING
                    Pre-clearance and reporting is not required for transactions in:
                    o    US government securities
                    o    Exchange Traded Funds listed in Appendix A
                    o    money market instruments

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                    o    Collective Investment Funds sponsored by Wellington
                         Trust Company, na ("trust company pools")
                    o    hedge funds sponsored by Wellington Management or any
                         of its affiliates
                    o    broad-based stock index and US government securities
                         futures and options on such futures
                    o    commodities futures
                    o    currency futures
                    o    open-end mutual funds and variable insurance products,
                         including funds organized outside the US with a
                         structure similar to that of an open-end mutual fund,
                         that are not managed by Wellington Management or any of
                         its affiliates

------------------  ------------------------------------------------------------
EXEMPTIVE           In cases of hardship, the Chief Compliance Officer, Global
PROCEDURE           Compliance Manager, the General Counsel, or their respective
FOR PERSONAL        designees can grant exemptions from the personal trading
TRADING             restrictions in this Code. The decision will be based on a determination that a hardship exists and the transaction for which an exemption is requested would not result in a
                    conflict with our clients' interests or violate any other
                    policy embodied in this Code. Other factors that may be
                    considered include: the size and holding period of the
                    Employee's position in the security, the market
                    capitalization of the issuer, the liquidity of the security, the amount and timing of client trading in the same or a
                    related security, and other relevant factors.

                    Any Employee seeking an exemption should submit a written
                    request to the Chief Compliance Officer, Global Compliance
                    Manager or the General Counsel, setting forth the nature of the hardship along with any pertinent facts and reasons why the employee believes that the exemption should be granted.
                    Employees are cautioned that exemptions are intended to be exceptions, and repetitive requests for exemptions by an
                    Employee are not likely to be granted.

                    Records of the approval of exemptions and the reasons for
                    granting exemptions will be maintained by the Compliance
                    Group.

------------------  ------------------------------------------------------------
REPORTING AND       Records of personal securities transactions by Employees and
CERTIFICATION       their immediate family members will be maintained. All
REQUIREMENTS        Employees are subject to the following reporting and
                    certification requirements:

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                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

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                    1
                    Initial Holdings Report
                    New Employees are required to file an Initial Holdings
                    Report and a Disciplinary Action Disclosure form within ten
                    (10) calendar days of joining the firm. New Employees must disclose all of their security holdings in Covered
                    Transactions including private placement securities, and
                    Wellington Managed Funds, at this time. New Employees are
                    also required to disclose all of their brokerage accounts or other accounts holding Wellington Managed Funds (including
                    IRA Accounts, 529 Plans, custodial accounts and 401K Plans outside of WRPP) at that time, even if the only securities held in such accounts are mutual funds. Personal trading is prohibited until these reports are filed. The forms can be filed via the COEC that is accessible on the Wellington
                    Management intranet.

                    PLEASE NOTE THAT YOU DO NOT NEED TO REPORT MUTUAL FUNDS OR
                    TRUST COMPANY POOLS HELD WITHIN THE WRPP (THIS INFORMATION
                    WILL BE OBTAINED FROM THE WRPP ADMINISTRATOR); AND YOU NEED
                    NOT REPORT WELLINGTON MANAGED FUNDS THAT ARE MONEY MARKET
                    FUNDS.

                    2
                    Duplicate Brokerage Confirmations and Statements for Covered
                    Transactions Employees may place securities transactions
                    with the broker of their choosing. All Employees must
                    require their securities brokers to send duplicate
                    confirmations of their Covered Transactions and quarterly
                    account statements to the Compliance Group. Brokerage firms are accustomed to providing this service.

                    To arrange for the delivery of duplicate confirmations and quarterly statements, each Employee must complete a
                    Duplicate Confirmation Request Form for each brokerage
                    account that is used for personal securities transactions of the Employee and each account in which the Employee has a
                    beneficial interest and return the form to the Compliance
                    Group. The form can be obtained from the Compliance Group.
                    The form must be completed and returned to the Compliance
                    Group prior to any transactions being placed with the
                    broker. The Compliance Group will process the request with the broker in order to assure delivery of the confirmations and quarterly statements directly to the Compliance Group
                    and to preserve the confidentiality of this information.
                    When possible, the duplicate confirmation requirement will be satisfied by

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                    Wellington International Management Company Pte Ltd.
                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

------------------  ------------------------------------------------------------
                    electronic means. Employees should not send the completed
                    forms to their brokers directly.

                    If under local market practice, brokers are not willing to deliver duplicate confirmations and/or quarterly statements to the Compliance Group, it is the Employee's responsibility to provide promptly the Compliance Group with a duplicate
                    confirmation (either a photocopy or facsimile) for each
                    trade and quarterly statement.

                    3
                    Duplicate Annual Statements for Wellington Managed Funds.
                    Employees must provide duplicate Annual Statements to the
                    Compliance Group with respect to their holdings in
                    Wellington Managed Funds.

                    4
                    Quarterly Reporting of Transactions and Brokerage Accounts
                    SEC rules require that a quarterly record of all personal
                    securities transactions be submitted by each person subject to the Code's requirements within 30 calendar days after the end of each calendar quarter and that this record be
                    available for inspection. To comply with these SEC rules,
                    every Employee must file a quarterly personal securities
                    transaction report electronically utilizing the COEC
                    accessible to all Employees via the Wellington Management
                    intranet by this deadline.

                    AT THE END OF EACH CALENDAR QUARTER, EMPLOYEES WILL BE
                    REMINDED OF THE SEC FILING REQUIREMENT. AN EMPLOYEE THAT
                    FAILS TO FILE WITHIN THE SEC'S 30 CALENDAR DAY DEADLINE
                    WILL, AT A MINIMUM, BE PROHIBITED FROM ENGAGING IN PERSONAL
                    TRADING UNTIL THE REQUIRED FILINGS ARE MADE AND MAY GIVE
                    RISE TO OTHER SANCTIONS.

                    Transactions during the quarter as periodically entered via the COEC by the Employee are displayed on the Employee's
                    reporting screen and must be affirmed if they are accurate.
                    Holdings not acquired through a broker and certain holdings that were not subject to pre-clearance (as described below)
                    must also be entered by the Employee.

                    ALL EMPLOYEES ARE REQUIRED TO SUBMIT A QUARTERLY REPORT,
                    EVEN IF THERE WERE NO REPORTABLE TRANSACTIONS DURING THE
                    QUARTER. THE QUARTERLY REPORT MUST INCLUDE TRANSACTION
                    INFORMATION REGARDING:

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                    Wellington International Management Company Pte Ltd.
                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

------------------  ------------------------------------------------------------
                    o    all Covered Transactions (as defined on page 8);
                    o    all Wellington Managed Funds (as defined on page 5);
                    o    any new brokerage account established during the
                         quarter including the name of the broker, dealer or
                         bank and the date the account was established;
                    o    non-volitional transactions (as described on page 13);
                         and
                    o    gift transactions (as described on page 13).

                    Transactions in Wellington Managed Funds and non-volitional transactions must be reported even though pre-clearance is not required. For non-volitional transactions, the nature of the transaction must be clearly specified in the report.
                    Non-volitional transactions include automatic dividend
                    reinvestment and stock purchase plan acquisitions, gifts of securities to and from the Employee, and transactions that result from corporate actions applicable to all similar
                    security holders (such as splits, tender offers, mergers,
                    stock dividends).

                    5
                    Annual Holdings Report
                    SEC Rules also require that each Employee file, on an annual basis, a schedule indicating their personal securities
                    holdings as of December 31 of each year by the following
                    February 14th. SEC Rules require that this report include
                    the title, number of shares and principal amount of each
                    security held in an Employee's personal account and the
                    accounts for which the Employee has a beneficial interest, and the name of any broker, dealer or bank with whom the
                    Employee maintains an account. "Securities" for purposes of this report are Covered Transactions, Wellington Managed
                    Funds and those that must be reported as indicated in the
                    prior section.

                    Employees are also required to disclose all of their
                    brokerage accounts at this time, even if the only securities held in such accounts are mutual funds.

                    6
                    Quarterly Certifications
                    As part of the quarterly reporting process on the COEC,
                    Employees are required to confirm their compliance with the provisions of this Code of Ethics. In addition, each
                    Employee is also required to identify any issuer for which the Employee owns more than 0.5% of the outstanding
                    securities.

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                    CODE OF ETHICS

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                    7
                    Annual Certifications
                    As part of the annual reporting process on the COEC, each
                    Employee is required to certify that:
                    o    The Employee has read the Code and understands its
                         terms and requirements;
                    o    The Employee has complied with the Code during the
                         course of his or her association with the firm;
                    o    The Employee has disclosed and reported all personal
                         securities transactions and brokerage accounts required
                         to be disclosed or reported;
                    o    The Employee will continue to comply with the Code in
                         the future;
                    o    The Employee will promptly report to the Compliance
                         Group, the General Counsel, or the Chair of the Ethics
                         Committee any violation or possible violation of the
                         Code of which the Employee becomes aware; and
                    o    The Employee understands that a violation of the Code
                         may be grounds for disciplinary action or termination
                         and may also be a violation of federal and/or state
                         securities laws.

                    8
                    Review of Reports and Additional Requests
                    All reports filed in accordance with this section will be
                    maintained and kept confidential by the Compliance Group.
                    Such reports will be reviewed by the Chief Compliance
                    Officer or his/her designee. The firm may request other
                    reports and certifications from Employees as may be deemed necessary to comply with applicable regulations and industry best practices.

------------------  ------------------------------------------------------------
GIFTS, TRAVEL AND   Occasionally, an Employee may be offered gifts or
ENTERTAINMENT       entertainment opportunities by clients, brokers, vendors or
OPPORTUNITIES, AND  other organizations with whom the firm transacts business.
SENSITIVE PAYMENTS  The giving and receiving of gifts and opportunities to travel and attend entertainment events from such sources are subject to the general principles outlined below and are
                    permitted only under the circumstances specified in this
                    section of the Code.

                    1
                    GENERAL PRINCIPLES APPLICABLE TO GIFTS, TRAVEL AND
                    ENTERTAINMENT OPPORTUNITIES, AND SENSITIVE PAYMENTS
                    o    An Employee cannot give or accept a gift or participate
                         in an entertainment opportunity if the frequency and/or
                         value of the gift or entertainment opportunity may be
                         considered excessive or extravagant.

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                    Wellington Management International Ltd
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                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

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                    o    An Employee cannot give or receive a gift, travel and
                         entertainment opportunity or sensitive payment if, in
                         doing so, it would create or appear to create a
                         conflict with the interests of our clients or the firm,
                         or have a detrimental impact on the firm's reputation.
                    o    With regard to gifts and entertainment opportunities
                         covered and permitted under the Code, under no
                         circumstances is it acceptable for an Employee to
                         resell a gift or ticket to an entertainment event.

                    2
                    ACCEPTING GIFTS
                    The only gift (other than entertainment tickets) that may be accepted by an Employee is a gift of nominal value (i.e. a gift whose reasonable value is no more than $100) and
                    promotional items (e.g. pens, mugs, t-shirts and other logo bearing items). Under no circumstances may an Employee
                    accept a gift of cash, including a cash equivalent such as a gift certificate, bond, security or other items that may be readily converted to cash.

                    Acceptance of a gift that is directed to Wellington
                    Management as a firm should be cleared with the Employee's
                    Business Manager. Such a gift, if approved, will be accepted on behalf of, and treated as the property of, the firm.

                    If an Employee receives a gift that is prohibited under the
                    Code, it must be declined or returned in order to protect
                    the reputation and integrity of Wellington Management. Any question as to the appropriateness of any gift should be
                    directed to the Chief Compliance Officer, the General
                    Counsel or the Chair of the Ethics Committee.

                    3
                    ACCEPTING TRAVEL AND ENTERTAINMENT OPPORTUNITIES AND TICKETS
                    Wellington Management recognizes that occasional
                    participation in entertainment opportunities with
                    representatives from organizations with whom the firm
                    transacts business, such as clients, brokers, vendors or
                    other organizations, can be useful relationship building
                    exercises. Examples of such entertainment opportunities are:
                    lunches, dinners, cocktail parties, golf outings or regular season sporting events.

                    Accordingly, OCCASIONAL participation by an Employee in such entertainment opportunities for legitimate business purposes is permitted provided that:

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                    Wellington International Management Company Pte Ltd.
                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

------------------  ------------------------------------------------------------
                    o    a representative from the hosting organization attends
                         the event with the Employee;
                    o    the primary purpose of the event is to discuss business
                         or build a business relationship;
                    o    the Employee demonstrates high standards of personal
                         behavior;
                    o    participation complies with the following requirements
                         for entertainment tickets, lodging, car and limousine
                         services, and air travel.

                    ENTERTAINMENT TICKETS
                    An Employee occasionally may accept ONE TICKET to an
                    entertainment event ONLY IF THE HOST WILL ATTEND THE EVENT
                    WITH THE EMPLOYEE AND THE FACE VALUE OF THE TICKET OR
                    ENTRANCE FEE IS $200 OR LESS, not including the value of
                    food that may be provided to the Employee before, during, or after the event. An Employee is required to obtain prior
                    approval from his or her Business Manager before accepting any other entertainment opportunity.

                    An Employee is strongly discouraged from participating in
                    the following situations and may not participate unless
                    prior approval from his/her Business Manager is obtained:
                    o    the entertainment ticket has a face value above $200;
                         if approved by a Business Manager, the Employee is
                         required to reimburse the host for the full face value
                         of the ticket;
                    o    the Employee wants to accept more than one ticket; if
                         approved by a Business Manager, the Employee is
                         required to reimburse the host for the aggregate face
                         value of the tickets regardless of each ticket's face
                         value;
                    o    the entertainment event is unusual or high profile
                         (e.g., a major sporting event); if approved by a
                         Business Manager, the Employee is required to reimburse
                         the host for the full face value of the ticket
                         regardless of what the face value might be;
                    o    the host has extended an invitation to the
                         entertainment event to numerous Employees.

                    Business Managers must clear their own participation in the above situations with the Chief Compliance Officer or Chair of the Ethics Committee.

                    EACH EMPLOYEE MUST FAMILIARIZE HIMSELF/HERSELF WITH, AND
                    ADHERE TO, ANY ADDITIONAL POLICIES AND PROCEDURES REGARDING
                    ENTERTAINMENT OPPORTUNITIES AND TICKETS THAT MAY BE ENFORCED
                    BY HIS/HER BUSINESS MANAGER.

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                    Wellington Trust Company, na
                    Wellington Management International Ltd
                    Wellington International Management Company Pte Ltd.
                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

------------------  ------------------------------------------------------------
                    LODGING
                    An Employee is not permitted to accept a gift of lodging in connection with any entertainment opportunity. Rather, an
                    Employee must pay for his/her own lodging expense in
                    connection with any entertainment opportunity. If an
                    Employee participates in an entertainment opportunity for
                    which lodging is arranged and paid for by the host, the
                    Employee must reimburse the host for the equivalent cost of the lodging, as determined by Wellington Management's Travel
                    Manager. It is the Employee's responsibility to ensure that the host accepts the reimbursement and whenever possible,
                    arrange for reimbursement prior to attending the
                    entertainment event. Lodging connected to an Employee's
                    business travel will be paid for by Wellington.

                    CAR AND LIMOUSINE SERVICES
                    An Employee must exercise reasonable judgment with respect to accepting rides in limousines and with car services.
                    Except where circumstances warrant (e.g., where safety is a concern), an Employee is discouraged from accepting
                    limousine and car services paid for by a host when the host is not present.

                    AIR TRAVEL
                    An Employee is not permitted to accept a gift of air travel in connection with any entertainment opportunity. Rather, an
                    Employee must pay for his/her own air travel expense in
                    connection with any entertainment opportunity. If an
                    Employee participates in an entertainment opportunity for
                    which air travel is arranged and paid for by the host, the
                    Employee must reimburse the host for the equivalent cost of the air travel, as determined by Wellington Management's
                    Travel Manager. It is the Employee's responsibility to
                    ensure that the host accepts the reimbursement and whenever possible, arrange for reimbursement prior to attending the entertainment event. Use of private aircraft or charter
                    flights arranged by the host for entertainment related
                    travel is prohibited. Air travel that is connected to an
                    Employee's business travel will be paid for by Wellington
                    Management.

                    4
                    SOLICITATION OF GIFTS, CONTRIBUTIONS, OR SPONSORSHIPS
                    An Employee may not solicit gifts, entertainment tickets,
                    gratuities, contributions (including charitable
                    contributions), or sponsorships from brokers, vendors,
                    clients or companies in which the firm invests or conducts research. Similarly, an Employee is prohibited from making such requests through Wellington Management's Trading
                    Department or any other

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                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

------------------  ------------------------------------------------------------
                    Wellington Management Department or employee (this
                    prohibition does not extend to personal gifts or offers of
                    Employee owned tickets between Employees).

                    5
                    GIVING GIFTS
                    (other than Entertainment Opportunities) In appropriate
                    circumstances, it may be acceptable for the firm or its
                    Employees to extend gifts to clients or others who do
                    business with Wellington Management. Gifts of cash
                    (including cash equivalents such as gift certificates,
                    bonds, securities or other items that may be readily
                    converted to cash) or excessive or extravagant gifts, as
                    measured by the total value or quantity of the gift(s), are prohibited. Gifts with a face value in excess of $100 must be cleared by the Employee's Business Manager.

                    An Employee should be certain that the gift does not give
                    rise to a conflict with client interests, or the appearance of a conflict, and that there is no reason to believe that the gift violates any applicable code of conduct of the
                    recipient. Gifts are permitted only when made in accordance with applicable laws and regulations, and in accordance with generally accepted business practices in the various
                    countries and jurisdictions where Wellington Management does business.

                    6
                    GIVING ENTERTAINMENT OPPORTUNITIES
                    An Employee is not permitted to source tickets to
                    entertainment events from Wellington Management's Trading
                    Department or any other Wellington Management Department or employee, brokers, vendors, or other organizations with whom the firm transacts business (this prohibition does not
                    extend to personal gifts or offers of Employee owned tickets between Employees). Similarly, an Employee is prohibited
                    from sourcing tickets on behalf of clients or prospects from ticket vendors.

                    CLIENT EVENTS AND ENTERTAINMENT ORGANIZED, HOSTED AND
                    ATTENDED BY ONE OR MORE WELLINGTON MANAGEMENT EMPLOYEES ARE
                    NOT SUBJECT TO THIS PROHIBITION AND ARE OUTSIDE THE SCOPE OF
                    THIS CODE.

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                    Wellington Trust Company, na
                    Wellington Management International Ltd
                    Wellington International Management Company Pte Ltd.
                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

------------------  ------------------------------------------------------------
                    7
                    SENSITIVE PAYMENTS
                    An Employee may not participate on behalf of the firm, a
                    subsidiary, or any client, directly or indirectly, in any of the following transactions:
                    o    Use of the firm's name or funds to support political
                         candidates or issues, or elected or appointed
                         government officials;
                    o    Payment or receipt of bribes, kickbacks, or payment or
                         receipt of any money in violation of any law applicable
                         to the transaction;
                    o    Payments to government officials or government
                         employees that are unlawful or otherwise not in
                         accordance with regulatory rules and generally accepted
                         business practices of the governing jurisdiction.

                    An Employee making contributions or payments of any kind may do so in his/her capacity as an individual, but may not use or in any way associate Wellington Management's name with
                    such contributions or payments (except as may be required
                    under applicable law). Employees should be mindful of these general principals when making donations to charities
                    sponsored by clients.

                    8
                    QUESTIONS AND CLARIFICATIONS
                    Any question as to the appropriateness of gifts, travel and entertainment opportunities, or payments should be discussed with the Chief Compliance Officer, Global Compliance
                    Manager, the General Counsel, or the Chair of the Ethics
                    Committee.

------------------  ------------------------------------------------------------
OTHER ACTIVITIES    Outside Activities
                    All outside business affiliations (e.g., directorships,
                    officerships or trusteeships) of any kind or membership in investment organizations (e.g., an investment club) must be approved by an Employee's Business Manager and cleared by
                    the Chief Compliance Officer, the General Counsel or the
                    Chair of the Ethics Committee prior to the acceptance of
                    such a position to ensure that such affiliations do not
                    present a conflict with our clients' interests. New
                    Employees are required to disclose all outside business
                    affiliations to their Business Manager upon joining the
                    firm. As a general matter, directorships in public companies or companies that may reasonably be expected to become
                    public companies will not be authorized because of the
                    potential for conflicts that may impede our freedom to act in the best interests of clients. Service with charitable
                    organizations generally will be authorized, subject to
                    considerations related to time required during working
                    hours, use of proprietary information and

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                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

------------------  ------------------------------------------------------------
                    disclosure of potential conflicts of interest. Employees who engage in outside business and charitable activities are not acting in their capacity as employees of Wellington
                    Management and may not use Wellington Management's name.

                    Outside Employment
                    Employees who are officers of the firm may not seek
                    additional employment outside of Wellington Management
                    without the prior written approval of the Human Resources
                    Department. All new Employees are required to disclose any outside employment to the Human Resources Department upon
                    joining the firm.

------------------  ------------------------------------------------------------
VIOLATIONS OF THE   COMPLIANCE WITH THE CODE IS EXPECTED AND VIOLATIONS OF ITS
CODE OF ETHICS      PROVISIONS ARE TAKEN SERIOUSLY. Employees must recognize
                    that the Code is a condition of employment with the firm and a serious violation of the Code or related policies may
                    result in dismissal. Since many provisions of the Code also reflect provisions of the US securities laws, Employees
                    should be aware that violations could also lead to
                    regulatory enforcement action resulting in suspension or
                    expulsion from the securities business, fines and penalties, and imprisonment.

                    The Compliance Group is responsible for monitoring
                    compliance with the Code. Violations or potential violations of the Code will be considered by some combination of the
                    Chief Compliance Officer, the General Counsel, the Chair of
                    the Ethics Committee and the Vice Chair of the Ethics
                    Committee, who will jointly decide if the violation or
                    potential violation should be discussed with the Ethics
                    Committee, the Employee's Business Manager, and/or the
                    firm's senior management. Further, a violation or potential violation of the Code by an Associate or Partner of the firm will be discussed with the Managing Partners. Sanctions for a violation of the Code may be determined by the Ethics
                    Committee, the Employee's Business Manager, senior
                    management, or the Managing Partners depending on the
                    Employee's position at the firm and the nature of the
                    violation.

                    Transactions that violate the Code's personal trading
                    restrictions will presumptively be subject to being reversed and any profit realized from the position disgorged, unless the Employee establishes to the satisfaction of the Ethics
                    Committee that under the particular circumstances
                    disgorgement would be an unreasonable remedy for the
                    violation. If disgorgement is required, the proceeds shall be paid to any client disadvantaged by the transaction, or to a charitable organization, as determined by the Ethics
                    Committee.

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                    Wellington International Management Company Pte Ltd.
                    Wellington Global Investment Management Ltd

                    CODE OF ETHICS

------------------  ------------------------------------------------------------
                    Violations of the Code's reporting and certification
                    requirements will result in a suspension of personal trading privileges and may give rise to other sanctions.

------------------  ------------------------------------------------------------
FURTHER             Questions regarding interpretation of this Code or questions
INFORMATION         related to specific situations should be directed to the
                    Chief Compliance Officer, the General Counsel or the Chair
                    of the Ethics Committee.

                    Revised: January 1, 2005

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                                                                         Page 25

                                                                      APPENDIX A

APPROVED EXCHANGE TRADED FUNDS

(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting
Requirements)

SYMBOL              NAME

RSP                 Rydex S&P Equal Weighted Index
DGT                 streetTRACKS Dow Jones US Global Titan
DSG                 streetTRACKS Dow Jones US Small Cap Growth
DSV                 streetTRACKS Dow Jones US Small Cap Value
ELG                 streetTRACKS Dow Jones US Large Cap Growth
ELV                 streetTRACKS Dow Jones US Large Cap Value
FFF                 streetTRACKS FORTUNE 500 Index
GLD                 streetTRACKS Gold Shares
LQD                 iShares Goldman Sachs $ InvesTop Corporate Bond
SHY                 iShares Lehman 1-3 Year Treasury
IEF                 iShares Lehman 7-10 Year Treasury
TLT                 iShares Lehman 20+ Year Treasury
TIP                 iShares Lehman TIPs
AGG                 iShares Lehman Aggregate
EFA                 iShares MSCI EAFE
EEM                 iShares MSCI Emerging Markets
NY                  iShares NYSE 100
NYC                 iShares NYSE Composite
IJH                 iShares S&P MidCap 400 Index Fund
IJJ                 iShares S&P Midcap 400/BARRA Value
IJK                 iShares S&P Midcap 400/BARRA Growth
IJR                 iShares S&P SmallCap 600 Index Fund
IJS                 iShares S&P SmallCap 600/BARRA Value
IJT                 iShares S&P SmallCap 600/BARRA Growth
IOO                 iShares S&P Global 100
OEF                 iShares S&P 100 Index Fund
ISI                 iShares S&P 1500
IVE                 iShares S&P 500/BARRA Value Index Fund
IVV                 iShares S&P 500 Index Fund
IVW                 iShares S&P 500/BARRA Growth Index Fund
IWB                 iShares Russell 1000 Index Fund
IWD                 iShares Russell 1000 Value Index Fund
IWF                 iShares Russell 1000 Growth Index Fund
IWM                 iShares Russell 2000
IWN                 iShares Russell 2000 Value
IWO                 iShares Russell 2000 Growth
IWP                 iShares Russell Midcap Growth
IWR                 iShares Russell Midcap
IWS                 iShares Russell Midcap Value
IWV                 iShares Russell 3000 Index Fund
IWW                 iShares Russell 3000 Value
IWZ                 iShares Russell 3000 Growth
IYY                 iShares Dow Jones U.S. Total Market Index Fund
JKD                 iShares Morningstar Large Core
JKE                 iShares Morningstar Large Growth

                                                                      APPENDIX A

APPROVED EXCHANGE TRADED FUNDS

(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting
Requirements)

SYMBOL              NAME
JKF                 iShares Morningstar Large Value
JKG                 iShares Morningstar Mid Core
JKH                 iShares Morningstar Mid Growth
JKI                 iShares Morningstar Mid Value
JKJ                 iShares Morningstar Small Core
JKK                 iShares Morningstar Small Growth
JKL                 iShares Morningstar Small Value
VB                  Vanguard Small Cap VIPERs
VBK                 Vanguard Small Cap Growth VIPERs
VBR                 Vanguard Small Cap Value VIPERs
VO                  Vanguard MidCap VIPERs
VTI                 Vanguard Total Stock Market VIPERs
VTV                 Vanguard Value VIPERs
VUG                 Vanguard Growth VIPERs
VXF                 Vanguard Extended Market VIPERs
VV                  Vanguard Large Cap VIPERs

This appendix may be amended at the discretion of the Ethics Committee.

Dated January 1, 2006

Personal Securities Transactions                                      Appendix B

--------------------------------------------------------------------------------
YOU MUST PRE-CLEAR AND REPORT THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Bonds (Including Government Agency Bonds, but excluding Direct Obligations of the U.S. Government )
Municipal Bonds
Stock
Closed-end Funds
Exchange Traded Funds not listed in Appendix A*
Notes
Convertible Securities
Preferred Securities
ADRs
Single Stock Futures
Limited Partnership Interests (including hedge funds NOT managed by WMC) Limited
Liability Company Interests (including hedge funds NOT managed by WMC) Options on Securities Warrants Rights
--------------------------------------------------------------------------------
YOU MUST REPORT (BUT NOT PRE-CLEAR) THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Automatic Dividend Reinvestment
Stock Purchase Plan Acquisitions
Corporate Actions (splits, tender offers, mergers, stock dividends, etc.)
Open-end Mutual Funds (other than money market funds) and variable insurance products advised or
sub-advised by WMC, including offshore funds ("Wellington Managed Funds")
Transactions in the following ETFs:  DIA, QQQQ, SPY, MDY*
Gifts of securities to you over which you did not control the timing
Gifts of securities from you to a not-for-profit organization, including a private foundation and donor advised fund Gifts of securities from you to an individual or donee other than a not-for-profit if the individual or donee represents that he/she has no present intention of selling the security
--------------------------------------------------------------------------------
YOU DO NOT NEED TO PRE-CLEAR OR REPORT THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Open-end Mutual Funds not managed by WMC
Offshore Funds not managed by WMC
Variable Insurance Products not managed by WMC
ETFs listed on Appendix A
Direct Obligations of the U.S. Government (including obligations issued by GNMA
& PEFCO)
Money Market Instruments
Wellington Trust Company Pools
Wellington Sponsored Hedge Funds
Broad based Stock Index Futures and Options
Securities Futures and Options on Direct Obligations of the U.S. Government
Commodities Futures
Foreign Currency Transactions
--------------------------------------------------------------------------------

* Effective January 1, 2006 DIA, QQQQ, SPY and MDY are not on Appendix A. The
Chief Compliance Officer and the General Counsel have granted an exemption to the pre-clearance requirement for these ETFs, but transactions in these ETFs need to be reported as part of your quarterly reporting.

Personal Securities Transactions                                      Appendix B

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PROHIBITED TRANSACTIONS:
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HOLDRS
Initial Public Offerings ("IPOs")
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This appendix may be amended at the discretion of the Ethics Committee

Dated February 17, 2006

* Effective January 1, 2006 DIA, QQQQ, SPY and MDY are not on Appendix A. The
Chief Compliance Officer and the General Counsel have granted an exemption to the pre-clearance requirement for these ETFs, but transactions in these ETFs need to be reported as part of your quarterly reporting.

Gifts and Entertainment                                                                            Appendix C

                                      PERMITTED                           RESTRICTIONS
                                      ---------------------------------   -----------------------------------

ACCEPTING AN INDIVIDUAL GIFT          Gifts with a value of $100 or       Gifts of cash, gift certificates
                                      less are generally permitted.       or other item readily convertible
                                                                          to cash cannot be accepted.
                                                                          Gifts valued at over $100 cannot
                                                                          be accepted.

ACCEPTING A FIRM GIFT                                                     Employee's Business Manager must
                                                                          approve prior to accepting.

ACCEPTING ENTERTAINMENT               Permissible only if participation   Discouraged from accepting ticket
OPPORTUNITIES AND TICKETS             is occasional, host is present,     or entrance fee with face value
                                      event has a legitimate business     over $200, more than one ticket,
                                      purpose, ticket or entrance fee     ticket to high profile or unusual
                                      has face value of $200 or less,     event, or event where numerous
                                      event is not unusual or high        Wellington Employees are invited.
                                      profile or could not be deemed      Business Manager approval
                                      excessive.                          required for above situations and
                                                                          Employee must pay for ticket.

ACCEPTING LODGING                     Employee cannot accept gift of      Employee must pay cost of lodging
                                      lodging                             in connection with any
                                                                          entertainment opportunity.

ACCEPTING CAR/LIMO SERVICE            Exercise reasonable judgment and    Discouraged from accepting when
                                      host must be present.               host is not present unless safety
                                                                          is a concern

ACCEPTING AIR TRAVEL- COMMERCIAL      Employee cannot accept gift of      Employee must pay air travel
                                      air travel                          expenses in connection with any
                                                                          entertainment opportunity.

ACCEPTING AIR TRAVEL - PRIVATE        Employee cannot accept gift of      Employee cannot accept gift of
                                      private air travel.                 private air travel.

GIVING GIFTS                          Gifts to clients valued at $100     Gifts valued at over $100 require
                                      or less are acceptable provided     approval of employee's Business
                                      gift is not cash or cash            Manager.
                                      equivalent.

GIVING ENTERTAINMENT OPPORTUNITIES                                        Employees cannot source tickets on
                                                                          behalf of clients from other
                                                                          employees or from ticket vendors.